Exhibit 10.2

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 31, 2011 (this “Agreement”) is entered into among CIBER, Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

A.            The Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Amended and Restated Credit Agreement dated as of August 20, 2009 (as amended by (i) that certain First Amendment to Amended and Restated Credit Agreement dated February 18, 2010, (ii) that certain Second Amendment to Amended and Restated Credit Agreement dated August 2, 2010, (iii) that certain Third Amendment to Amended and Restated Credit Agreement dated February 18, 2011 and (iv) that certain Waiver and Fourth Amendment to Amended and Restated Credit Agreement dated July 28, 2011 and as further amended or otherwise modified from time to time, the “Credit Agreement”).

B.            The Loan Parties have requested that the Administrative Agent and the Lenders amend certain terms of the Credit Agreement.

C.            The Administrative Agent and the Lenders are willing to do so, subject to the terms and conditions specified in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Estoppel, Acknowledgement and Reaffirmation.  The Borrower hereby acknowledges that as of October 26, 2011, the principal balance outstanding under (i) the Revolving Credit Loan, including the Swing Line Loan, was not less than $59,500,000.00 and (ii) the Term Loan was not less than $30,000,000.00, which amounts constitute valid and subsisting obligations of the Borrower to the Lenders that are not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind.  Each Loan Party hereby (i) acknowledges its obligations under the Loan Documents, (ii) reaffirms that each of the Liens created and granted pursuant to the Loan Documents is valid, subsisting, of first-priority (subject to Permitted Liens) and duly perfected to the extent required by the Loan Documents and (iii) acknowledges that this Agreement shall in no manner impair or otherwise adversely affect such Liens.

2.             Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)           The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Applicable Rate” means with respect to Revolving Credit Loans, the Term Loan, Swing Line Loans, Letters of Credit and the Commitment Fee, for each of the periods set forth below the corresponding percentages per annum:

Period	Commitment Fee	L/C Fee	Eurodollar Rate Loans	Base Rate Loans
Fifth Amendment Effective Date through October, 31, 2011	0.50%	4.50%	4.50%	3.50%
November 1, 2011 through December 31, 2011	0.50%	5.00%	5.00%	4.00%
January 1, 2012 through March 31, 2012	0.50%	5.50%	5.50%	4.50%
April 1, 2012 through May 31, 2012	0.50%	6.50%	6.50%	5.50%

(b)           The definition of “Consolidated Scheduled Funded Debt Payments” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Consolidated Scheduled Funded Debt Payments” means for any period for Borrower and its Subsidiaries on a consolidated basis, the sum of all scheduled payments of principal on Consolidated Total Debt, as determined in accordance with GAAP.  For purposes of this definition, “scheduled payments of principal” (a) shall be determined without giving effect to any reduction of such scheduled payments resulting from the application of any voluntary or mandatory prepayments made during the applicable period, (b) shall be deemed to include the Attributable Debt in respect of capital leases, securitization transactions and Synthetic Lease Obligations, (c) shall not include any voluntary prepayments or mandatory prepayments required pursuant to Section 2.05 and (d) shall not include any scheduled payments of the Term Loan in excess of $2,500,000 to the extent made after the Fifth Amendment Effective Date.  Notwithstanding the foregoing, for purposes of calculating Consolidated Scheduled Funded Debt Payments as of September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009 and September 30, 2009, scheduled payments of principal with respect to the Term Loan for each of the four fiscal quarter periods ending September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009 and September 30, 2009 shall be deemed to be $10,000,000.

(c)           The following definition of “Fifth Amendment” is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Fifth Amendment” means that certain Fifth Amendment to Amended and Restated Credit Agreement entered into by the Loan Parties, the Administrative Agent and the Lenders on the Fifth Amendment Effective Date.

(d)           The following definition of “Fifth Amendment Effective Date” is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Fifth Amendment Effective Date” means October 31, 2011.

(e)           The definition of “Interest Payment Date” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Interest Payment Date” means:  (a) with respect to:  (i) a Eurodollar Rate Loan, the last day of each Interest Period applicable thereto and the last Business Day of each calendar month; (ii) a Base Rate Loan (other than a Swing Line Loan), the last Business Day of each calendar month; and (iii) a Swing Line Loan, the last Business Day of each calendar month; and (b) in the case of all Loans, the Maturity Date.

(f)            The definition of “Interest Period” in Section 1.01 of the Credit Agreement is hereby amended and restated to read as follows:

“Interest Period” means, as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date one, three or six months thereafter, as selected by Borrower in its related Loan Notice; provided that:  (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; (c) no Interest Period for any Revolving Loan shall extend beyond the Maturity Date; and (d) no Interest Period for any Term Loan shall extend beyond January 31, 2012.

(g)           The definition of “Maturity Date” is hereby amended by replacing the reference to “August 20, 2012” therein with “January 1, 2013”.

(h)           Section 2.07(c) of the Credit Agreement is hereby amended by amending and restating the table therein to read as  follows:

Payment Date	Principal Amortization Payment Amount
December 30, 2011	$5,000,000
January 31, 2012	Outstanding Principal Balance of Term Loan

(i)            Section 6.12(a) of the Credit Agreement is hereby amended to read as follows:

Consolidated Fixed Charge Coverage Ratio. Maintain, as of the last day of each Fiscal Period, a Consolidated Fixed Charge Coverage Ratio not less than the corresponding ratio for such day set forth below:

December 31, 2011	0.50:1.00
March 31, 2012	0.60:1.00
June 30, 2012	1.15:1.00
September 30, 2012	1.25:1:00
December 31, 2012	1.50:1:00

(j)            Section 6.12(b) of the Credit Agreement is hereby amended to read as follows:

Consolidated Leverage Ratio.  Maintain, as of the last day of each Fiscal Period set forth below, a Consolidated Leverage Ratio not greater than the corresponding ratio for such day set forth below:

December 31, 2011	3.50:1.00
March 31, 2012	2.50:1.00
June 30, 2012	1.50:1:00
September 30, 2012	1.50:1:00
December 31, 2012	1.50:1:00

(k)           Section 6.12(c) of the Credit Agreement is hereby amended to read as follows:

Consolidated EBITDA.  Maintain, for the twelve-month period ending as of each of the dates set forth below, Consolidated EBITDA of not less than the corresponding amount for each such period:

December 31, 2011	$30,200,000
March 31, 2012	$32,600,000
June 30, 2012	$51,600,000
September 30, 2012	$55,000,000
December 31, 2012	$57,800,000

(l)            Section 7.02(d)(vi) of the Credit Agreement is hereby amended to replace the reference to “$10,000,000” appearing therein with a reference to “$25,000,000”.

3.             Amendment Fee.  The Loan Parties hereby agree to pay to the Lenders an amendment fee of $750,000 to be shared by the Lenders on a pro rata basis based upon the outstanding Revolving Credit Commitments held by such Lenders (the “Amendment Fee”). The Amendment Fee shall be fully earned on the date hereof and payable as follows: (a) $250,000 payable on the date hereof (the “Closing Date Payment”), (b) $250,000 payable on or before November 1, 2011 and (c) $250,000 payable on or before December 1, 2011.

4.             Conditions Precedent.  This Agreement shall be effective upon satisfaction of the following conditions precedent:

(a)           The Administrative Agent shall have received counterparts of this Agreement duly executed by the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent.

(b)           The Administrative Agent shall have received such incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with the Amendment and Waiver and the other Loan Documents to which such Loan Party is a party.

(c)           The Administrative Agent shall have received the Closing Date Payment to be shared by the Lenders on a pro rata basis based upon the outstanding Revolving Credit Commitments held by such Lenders.

(d)           The Administrative Agent shall have received reimbursement from the Borrower for all reasonable out-of-pocket fees and expenses (including without limitation reasonable out-of-pocket fees and costs of counsel to the Administrative Agent) incurred in connection with the Loan Documents and this Agreement and invoiced through the date hereof.

5.             Representations of the Loan Parties.  Each of the Loan Parties hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a)           Each of the Loan Parties has the full power and authority to enter, execute and deliver this Agreement and perform its obligations hereunder, under the Credit Agreement, as amended hereby, and under each of the Loan Documents.  The execution, delivery and performance by each of the Loan Parties of this Agreement, and the performance by each of the Loan Parties of the Credit Agreement, as amended hereby, and each other Loan Document to which it is a party, in each case, are within such Person’s powers and have been authorized by all necessary corporate, limited liability or partnership action of such Person.

(b)           This Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)           No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with its execution, delivery or performance of this Agreement and the transactions contemplated hereby.

(d)           The execution and delivery of this Agreement does not (i) violate, contravene or conflict with any provision of its organization documents or (ii) materially violate, contravene or conflict with any laws applicable to it or any of its Subsidiaries.

(e)           The representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

(f)            As of the date hereof after giving effect to this Agreement, no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

6.             Release.  In consideration of the Administrative Agent’s and the Lenders’ willingness to enter into this Agreement, each of the Loan Parties hereby releases and forever discharges the Administrative Agent, the Lenders and each of the Administrative Agent’s and the Lenders’ predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the “Lender Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case to the extent arising in connection with the Loan Documents through the date of this Agreement, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which each of the Loan Parties may have or claim to have against any of the Lender Group.

7.             Expenses.  Upon written demand therefor, the Loan Parties shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent (including without limitation the reasonable fees and out-of-pocket expenses of counsel) in connection with or related to the negotiation, drafting, and execution of this Agreement and the closing of the transactions contemplated hereby.

8.             Reaffirmation of Guaranty.  Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Loan Documents after giving effect to the transactions contemplated hereby and (c) agrees that except as expressly provided herein, this Agreement and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor’s obligations under the Loan Documents.

9.             Reference to and Effect on Loan Documents.  Except as specifically modified herein, the Loan Documents shall remain in full force and effect.  The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent and the Lenders under any of the Loan Documents, or constitute a waiver or amendment of any provision of any of the Loan Documents, except as expressly set forth herein.  This Agreement shall constitute a Loan Document.

10.           Further Assurances.  The Loan Parties each agree to execute and deliver, or to cause to be executed and delivered, all such instruments as may reasonably be requested to effectuate the intent and purposes, and to carry out the terms, of this Agreement.

11.           Entirety.  This Agreement and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof.  This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

12.           Governing Law; Jurisdiction; Etc.

(a)           THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN NEW YORK GENERAL OBLIGATIONS LAW 5 1401 AND 5 1402).

(b)           BORROWER AND EACH OTHER LOAN PARTY PARTY HERETO EACH IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT TO WHICH EACH IS A PARTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURTS OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURTS.  EACH

OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ADMINISTRATIVE AGENT OR ANY LENDING PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ANY OF ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION.

(c)           BORROWER AND EACH OTHER LOAN PARTY PARTY HERETO EACH IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN SUBSECTION ((B) OF THIS SECTION 15.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)           TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (COLLECTIVELY, THE “CLAIMS”).  EACH OF THE PARTIES HERETO REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL ON SUCH MATTERS.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

13.           Miscellaneous.

(a)           This Agreement shall be binding on and shall inure to the benefit of the Loan Parties, the Administrative Agent, the Lenders and their respective successors and permitted assigns.  The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of the Loan Parties, the Administrative Agent and the Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Agreement.

(b)           Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(c)           Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(d)           Except as otherwise provided in this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in the Loan Documents, the provision contained in this Agreement shall govern and control.

(e)           This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.  Delivery of an executed counterpart of this Agreement by telecopy or other electronic imaging means (including .pdf) shall be effective as an original.

(f)            This Agreement and the other Loan Documents constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous documents, agreements and understandings, oral or written, relating to the subject matter hereof.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:	CIBER, INC.,
a Delaware corporation

	By:	/s/ Claude J. Pumilia
Name: Claude J. Pumilia
Title: Executive Vice President & Chief Financial Officer

GUARANTOR:	CIBER INTERNATIONAL, INC.,
a Delaware corporation

	By:	/s/ Claude J. Pumilia
Name: Claude J. Pumilia
Title: Vice President & Treasurer

CIBER, INC.

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Gary L. Richerson
Name: Gary L. Richerson
Title: Senior Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer

	By:	/s/ Gary L. Richerson
Name: Gary L. Richerson
Title: Senior Vice President

COMPASS BANK, an Alabama banking corporation
(herein referred to as “BBVA COMPASS”),
as a Lender

	By:	/s/ Joseph W. Nimmons
Name: Joseph W. Nimmons
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Jeff Benedix
Name: Jeff Benedix
Title: Assistant Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ H. Daniel Willets
Name: H. Daniel Willets
Title: Senior Vice President

UNION BANK, N.A.,
as a Lender

	By:	/s/ Michael Ball
Name: Michael Ball
Title: Vice President

CIBER, INC.

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Tom Gurbach
Name: Tom Gurbach
Title: Vice President

IBM CREDIT LLC,
as a Lender

By:	/s/ Sal Grasso
Name: Sal Grasso
Title: Manager of Credit

CIBER, INC.

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT